UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 550

Framingham, Massachusetts 01701

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (508) 663-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On May 18, 2010, The Princeton Review, Inc. (the “Company”) announced that it intends to exit the Supplemental Educational Services (“SES”) business as of the end of the current (2009-2010) school year. After completing any programs it is offering in the current school year, the Company will close certain offices associated with the SES business and terminate employees associated with the Company’s SES Division under a plan of termination pursuant to which charges will be incurred under generally accepted accounting principles (the “Restructuring”). In connection with the Restructuring, the Company notified approximately 60 full-time employees of their termination and incurred related severance payment obligations. The Company expects to record charges of approximately $2.6 million in the aggregate, comprised of approximately $1.0 million for termination benefits, $0.7 million for certain lease termination costs, including the remaining space used by the SES Division in the Company’s former headquarters in New York City, and approximately $0.9 million for the write-off of inventory, substantially all of which are anticipated to be recorded in the quarters ended June 30, 2010 and September 30, 2010. The action is estimated to result in future cash expenditures of approximately $1.7 million.

A copy of the press release issued on May 18, 2010 announcing the exit of the SES business is attached as Exhibit 99.1 and incorporated herein by reference.

Information contained in this Item 2.05 that relates to the Company’s anticipated restructuring charges and timing and similar matters are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated May 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.
Dated: May 18, 2010

/S/ NEAL S. WINNEG
	Name:	Neal S. Winneg
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 18, 2010.